UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

Brandywine Realty Trust

Brandywine Operating Partnership, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware	000-24407	23-2862640
(Brandywine Operating Partnership, L.P.)	(Commission file number)	(I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2016, the Board of Trustees (the “Board”) of Brandywine Realty Trust (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately, to implement “proxy access” provisions that would apply to annual meetings of shareholders commencing with the 2017 annual meeting.  As amended, the Bylaws will permit eligible shareholders, including qualifying groups of up to 25 shareholders, that have continuously owned at least 3% of the Company’s outstanding common shares for at least three years to nominate trustee nominees constituting up to the greater of two trustees and 25% of the number of trustees serving on the Board, and have such nominees included in the Company’s proxy materials, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the amended Bylaws and subject to the terms and conditions therein.

The Bylaws were also amended to make various conforming and administrative revisions to the advance notice requirements for shareholders business and nominations in Article II, Section 14.

The foregoing description of the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2016, Brandywine Realty Trust held its 2016 Annual Meeting of Shareholders. At the meeting, the shareholders voted on: (1) the election of eight trustees, each to serve as a member of our Board of Trustees until the next annual meeting and until his or her successor is elected and qualified, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2016, and (3) an advisory, non-binding vote on our executive compensation. The voting results on these proposals were as follows:

Proposal 1: Election of Eight Trustees

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Walter D'Alessio	152,712,775	3,436,202	30,332	6,004,125
Carol G. Carroll	153,810,867	2,343,924	24,518	6,004,125
James C. Diggs	153,690,813	2,460,975	27,521	6,004,125
Wyche Fowler	152,997,661	3,152,539	29,109	6,004,125
Michael J. Joyce	152,900,238	3,251,365	27,706	6,004,125
Anthony A. Nichols, Sr.	154,684,346	1,467,387	27,576	6,004,125
Charles P. Pizzi	146,293,023	9,856,747	29,539	6,004,125
Gerard H. Sweeney	155,279,874	871,733	27,702	6,004,125

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2016

Votes For	Votes Against	Abstentions
161,317,359	816,752	49,323

Proposal 3: Advisory, non-binding vote on the compensation of our named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,369,346	8,591,070	218,893	6,004,125

Item 9.01 Financial Statements and Exhibits.

Exhibits

3.1	Amended and Restated Bylaws of Brandywine Realty Trust

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Brandywine Operating Partnership L.P.,
By:	Brandywine Realty Trust, its sole General Partner

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Date:  May 27, 2016

3